================================================================================

PROSPECTUS

                    The 59 Wall Street Tax Exempt Money Fund

                   21 Milk Street, Boston, Massachusetts 02109

================================================================================

     The 59 Wall Street Tax Exempt Money Fund is an open-end investment company which is a separate diversified portfolio of The 59 Wall Street Trust. Shares of the Fund are offered by this Prospectus.

     The Fund is a type of mutual fund commonly known as a money market fund. It is designed to be a cost effective and convenient means of making substantial investments in money market instruments. The Fund's investment objective is to achieve as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The net asset value of each of the Fund's shares is expected to remain constant at $1.00. There can be no assurance that the investment objective of the Fund will be achieved or that the net asset value per share will not vary.

     Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, Brown Brothers Harriman & Co., and the shares are not insured by the Federal Deposit Insurance Corporation or any other federal, state or other governmental agency.

     The Investment Adviser invests at least 80% of the Fund's assets in securities the interest on which is exempt from federal income tax. The
Investment Adviser does not currently intend to invest the Fund's assets in municipal securities whose interest is subject to federal income tax or in municipal securities whose interest is subject to the federal alternative minimum tax.

     Brown Brothers Harriman & Co. is the investment adviser to, and the administrator and shareholder servicing agent of the Fund. Shares of the Fund are offered at net asset value without a sales charge.

     This Prospectus, which investors are advised to read and retain for future reference, sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated February 16, 1999. This information is incorporated herein by reference and is available without charge upon request from the Fund's distributor, 59 Wall Street Distributors, Inc., 21 Milk Street, Boston, Massachusetts 02109.

--------------------------------------------------------------------------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                The date of this Prospectus is February 16, 1999.

                             TABLE OF CONTENTS
                                                                            Page
                                                                            ----
Expense Table .............................................................    3
Investment Objective and Policies .........................................    4
Investment Restrictions ...................................................    6
Purchase of Shares ........................................................    6
Redemption of Shares ......................................................    7
Management of the Trust ...................................................    8
Net Asset Value ...........................................................   11
Dividends and Distributions ...............................................   12
Taxes .....................................................................   12
Description of Shares .....................................................   14
Additional Information ....................................................   15
Appendix A ................................................................   16

                          TERMS USED IN THIS PROSPECTUS

Trust ................................. The 59 Wall Street Trust
Fund .................................. The 59 Wall Street Tax Exempt Money Fund
Investment Adviser and Administrator... Brown Brothers Harriman & Co.
Subadministrator....................... 59 Wall Street Administrators, Inc.
                                          ("59 Wall Street Administrators")
Distributor............................ 59 Wall Street Distributors, Inc.
                                          ("59 Wall Street Distributors")
1940 Act............................... The Investment Company Act of 1940,
                                          as amended.

EXPENSE TABLE
================================================================================

     The following table provides (i) a summary of estimated expenses relating to purchases and sales of shares of the Fund, and the aggregate annual operating expenses of the Fund, as a percentage of average net assets of the Fund, and
(ii) an example illustrating the dollar cost of such estimated expenses on a $1,000 investment in the Fund.

                        SHAREHOLDER TRANSACTION EXPENSES

      Sales Load Imposed on Purchases..............................   None
      Sales Load Imposed on Reinvested Dividends...................   None
      Deferred Sales Load..........................................   None
      Redemption Fee...............................................   None

                         ANNUAL FUND OPERATING EXPENSES
                    (as a percentage of average net assets)

      Investment Advisory Fee.................................             0.15%
        12b-1 Fee.............................................   None
        Other Expenses
            Administration Fee ...............................   0.10%
            Shareholder Servicing/Eligible Institution Fee....   0.25
            Expenses Reimbursement Fee........................   0.15      0.50
                                                                 ----      ----
          Total Fund Operating Expenses.......................             0.65%
                                                                           ====

                      Example                               1 year      3 years
                      -------                               ------      -------
       A shareholder of the Fund would pay the following
         expenses on a $1,000 investment, assuming (1) 5%
         annual  return,  and  (2) redemption at the end
         of each time period:............................     $ 7         $21
                                                              ---         ---

     The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. In connection with the Example, please note that $1,000 is currently less than the Fund's minimum purchase requirement. The purpose of this table is to assist investors in understanding the various costs and expenses that shareholders of the Fund bear directly or indirectly. Under an expense payment agreement, 59 Wall Street Administrators pays the Fund's expenses, other than fees paid to Brown Brothers Harriman & Co. under the Corporation's Administration Agreement and other than expenses relating to the organization of the Fund. If this expense payment agreement was not in place, the "Other Expenses" would be expected to be 0.54%, total Fund operating expenses would be expected to be 0.69% and the shareholder expenses reflected in the example above would be $7 and $22, respectively for the Fund. (See "Expense Payment Agreement.")

     For more information with respect to the expenses of the Fund see "Management of the Trust" herein.

INVESTMENT OBJECTIVE AND POLICIES
================================================================================

     The investment objective of the Fund is to achieve as high a level of current income exempt from federal income taxes as is consistent with the preservation of capital and the maintenance of liquidity.

     The investment objective of the Fund is a fundamental policy and may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act). (See "Additional Information" in this Prospectus.)

     Also, as a fundamental policy, the Investment Adviser invests at least 80% of the Fund's assets in securities the interest on which is exempt from federal income tax. The investment policies of the Fund as described below are not fundamental and may be changed without such approval. The Investment Adviser does not currently intend to invest the Fund's assets in municipal securities whose interest is subject to federal income tax or in municipal securities whose interest is subject to the federal alternative minimum tax.

     The Investment Adviser may invest more than 25% of the Fund's total assets in securities that finance similar projects, such as those relating to education, health care, transportation and utilities.

     In buying and selling securities for the Fund, the Adviser complies with industry-standard requirements for money market funds regarding the quality, maturity and diversification of the Fund's investments. The Investment Adviser stresses maintaining a stable $1.00 share price, liquidity and income.

     Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance. (See Appendix A for more detail.)

                                  Risk Factors

     Many factors affect the Fund's performance. The Fund's yield will change daily based on changes in interest rates and other market conditions. Although the Fund is managed to maintain a stable $1.00 share price, there is no guarantee that the Fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the Fund's investments could cause the Fund's share price to decrease. It is important to note that neither the Fund nor its yield is guaranteed by the U.S. Government.

     The following factors may significantly affect the Fund's performance:

     Municipal Market Volatility. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Because many municipal securities are issued to finance similar types of projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

     Interest Rate Changes. Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and the securities of issuers in the financial services industry can be more sensitive to interest rate changes. Short-term securities tend to react to changes in short-term interest rates.

     Issuer-Specific Changes. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can adversely affect the credit quality or value of an issuer's securities. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If a security's structure fails to function as intended, the security could become taxable or decline in value.

     In response to market, economic, political or other conditions, the Adviser may temporarily use a different investment strategy for defensive purposes. If the Adviser does so, different factors could affect the Fund's performance, and the Fund may distribute income subject to federal income tax.

                               Portfolio Brokerage

     The securities in which the Fund invests are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. Where possible transactions on behalf of the Fund are entered directly with the issuer or from an underwriter or market maker for the securities involved. Purchases from underwriters of securities may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include a spread between bid and asked price. The policy of the Fund regarding purchases and sales of securities is that primary consideration is given to obtaining the most favorable prices and efficient executions of transactions. In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. While reasonably competitive spreads or commissions are sought for the Fund, it will not necessarily be paying the lowest spread or commission available. If the Investment Adviser believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; and appraisals or evaluations of portfolio securities.

   On those occasions when Brown Brothers Harriman & Co. deems the purchase or sale of a security to be in the best interests of the Fund as well as other customers, Brown Brothers Harriman & Co., to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other customers in order to obtain the best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman & Co. in the manner it considers to be the most equitable and consistent with its fiduciary obligations to its customers, including the Fund. In some instances, this procedure might adversely affect the Fund.

INVESTMENT RESTRICTIONS
================================================================================

     The Statement of Additional Information for the Fund includes a listing of the specific investment restrictions which govern the Fund's investment policies. Certain of these investment restrictions are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) (see "Additional Information" in this Prospectus). Excluding the investment of all of the Fund's assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund, not more than 10% of the net assets of the Fund may be invested in securities that are subject to legal or contractual restrictions on resale. In addition, money is not borrowed in an amount in excess of 331/3% of the assets of the Fund. It is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of shares while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations.

     As a non-fundamental policy, up to 5% of the Fund's assets may be invested in repurchase agreements although it is the intention of the Investment Adviser to do so only when other means of efficiently investing cash flows are unavailable. All repurchase agreement transactions are collateralized by U.S. Treasury securities and are entered into only with "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. A shareholder of the Fund is subject to state and local income taxes in most jurisdictions on the portion of dividends received from the Fund which is derived from income from repurchase agreements. It is the intention of the Investment Adviser to minimize the portion of the Fund's income which is derived from repurchase agreements to the extent practicable.

     The Fund is classified as "diversified" under the 1940 Act, which means that at least 75% of its total assets is represented by cash; securities issued by the U.S. Government, its agencies and instrumentalities; and other securities limited in respect of any one issuer to an amount no greater than 5% of the Fund's total assets (other than securities issued by the U.S. Government, its agencies or instrumentalities).

PURCHASE OF SHARES
================================================================================

     Shares of the Fund are offered on a continuous basis at their net asset value without a sales charge. The Trust reserves the right to determine the purchase orders for Fund shares that it will accept. Shares of the Fund may be purchased on any day the New York Stock Exchange is open for regular trading and New York banks are open for business if the Trust receives the purchase order and acceptable payment for such order prior to 4:00 P.M., New York time. Purchases of Fund shares are then executed at the net asset value per share next determined on that same day. Shares are entitled to dividends declared, if any, starting as of the next business day following the day a purchase order is executed on the books of the Trust.

     An investor who has an account with an Eligible Institution (see page 11) or a Financial Intermediary (see page 10) may place purchase orders for Fund shares with the Trust through that Eligible Institution or Financial Intermediary, which holds such shares in its name on behalf of that customer pursuant to arrangements made between that customer and that Eligible Institution or Financial Intermediary. Each Eligible Institution and each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers. Each Eligible Institution or Financial Intermediary arranges payment for Fund shares on behalf of its customers. A transaction fee may be charged by an Eligible Institution or a Financial Intermediary on the purchase of Fund shares.

     An investor who does not have an account with an Eligible Institution or a Financial Intermediary must place purchase orders for Fund shares with the Trust through the Fund's Shareholder Servicing Agent. Such an investor has such shares held directly in the investor's name on the books of the Trust and is responsible for arranging for the payment of the purchase price of Fund shares to the Trust's account at State Street Bank and Trust Company, the Trust's custodian bank. Such payment must be in the form of either (a) an inter-bank wire transfer of "available funds" prior to 4:00 P.M., New York time, in which case a purchase order placed prior to 4:00 P.M., New York time is executed that day, or (b) a cashier's check drawn on a U.S. bank or a check certified by a U.S. bank, in which case a purchase order is executed after such a check has been converted into "available" funds, generally the next business day after the check is received for the Trust by State Street Bank and Trust Company. Brown Brothers Harriman & Co., as the Fund's Shareholder Servicing Agent, has established a minimum initial purchase requirement for the Fund of $100,000 and a minimum subsequent purchase requirement for the Fund of $25,000. These minimum purchase requirements may be amended from time to time.

     Inquiries regarding the manner in which purchases of Fund shares may be effected and other matters pertaining to the Fund should be directed to Brown Brothers Harriman & Co., the Fund's Shareholder Servicing Agent. (See back cover for address and phone number.)

REDEMPTION OF SHARES
================================================================================

     A redemption request must be received by the Trust prior to 4:00 P.M., New York time on any day the New York Stock Exchange is open for regular trading and New York banks are open for business. Such a redemption is executed at the net asset value per share next determined on that same day. Proceeds of a redemption are paid in "available" funds generally on the next business day the redemption request is executed, and in any event within seven days. A shareholder continues to earn dividends declared, if any, through the business day a redemption request is executed on the books of the Trust.

     Shares held by an Eligible Institution or a Financial Intermediary on behalf of a shareholder must be redeemed through that Eligible Institution or Financial Intermediary pursuant to arrangements made between that shareholder and that Eligible Institution or Financial Intermediary. Proceeds of a redemption are paid to that shareholder's account at that Eligible Institution or Financial Intermediary on a date established by the Eligible Institution or Financial Intermediary. A transaction fee may be charged by an Eligible Institution or a Financial Intermediary on the redemption of Fund shares.

     Shares held directly in the name of a shareholder on the books of the Trust may be redeemed by submitting a redemption request in good order to the Trust through the Fund's Shareholder Servicing Agent. (See back cover for address and phone number.) Proceeds resulting from such redemption are paid by the Trust directly to the shareholder.

     A shareholder redeeming shares should be aware that the net asset value of the Fund's shares may, in unusual circumstances, decline below $1.00 per share. Accordingly, a redemption request may result in payment of a dollar amount which differs from the number of shares redeemed. (See "Net Asset Value".)

                            Redemptions By the Trust

     The Fund's Shareholder Servicing Agent, each Eligible Institution and each Financial Intermediary (see pages 10 and 11) may establish and amend from time to time for their respective customers a minimum account size. If the value of a shareholder's holdings in the Fund falls below that amount because of a redemption of shares, the shareholder's remaining shares may be redeemed. If such remaining shares are to be redeemed, the shareholder is so notified and is allowed 60 days to make an additional investment to enable the shareholder to meet the minimum requirement before the redemption is processed. Brown Brothers Harriman & Co., as the Fund's Shareholder Servicing Agent, has established a minimum account size of $100,000.

                         Further Redemption Information

     In the event a shareholder redeems all shares held in the Fund at any time during the month, all accrued but unpaid dividends are included in the proceeds of the redemption and future purchases of shares of the Fund by such shareholder would be subject to the Fund's minimum initial purchase requirements.

     An  investor  should  be aware  that  redemptions  from the Fund may not be
processed  if  a  completed  account   application  with  a  certified  taxpayer
identification number has not been received.

     A shareholder's right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed for up to seven days and for such other periods as the 1940 Act may permit. (See "Additional Information" in the Statement of Additional Information.)

MANAGEMENT OF THE TRUST
================================================================================

                              Trustees and Officers

     The Trustees, in addition to supervising the actions of the Administrator, Investment Adviser and Distributor of the Fund, as set forth below, decide upon matters of general policy. Because of the services rendered to the Trust by the Investment Adviser and the Administrator, the Trust itself requires no employees other than its officers, none of whom, other than the Chairman, receive compensation from the Fund and all of whom, other than the Chairman, are employed by 59 Wall Street Administrators. (See "Trustees and Officers" in the Statement of Additional Information.)

   The Trustees of the Trust are:
      J.V. Shields, Jr.
         Chairman and Chief Executive Officer of Shields & Company

      Eugene P. Beard
         Vice Chairman, Finance and Operations of The Interpublic Group of Companies

      David P. Feldman
         Retired, Chairman and Chief Executive
            Officer of AT&T Investment Management Corporation

      Alan G. Lowy
         President, Lowy Industries

      Arthur D. Miltenberger
         Retired, Vice President and Chief Financial Officer of Richard K.
           Mellon and Sons

                               Investment Adviser

     The Investment Adviser to the Fund is Brown Brothers Harriman & Co., Private Bankers, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts.

     Brown Brothers Harriman & Co. provides investment advice and portfolio management services to the Fund. Subject to the general supervision of the Trust's Trustees, Brown Brothers Harriman & Co. makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund's investments. Brown Brothers Harriman & Co. provides a broad range of investment management services for customers in the United States and abroad. At December 31, 1998, it managed total assets of approximately $32 billion.

     As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by Brown Brothers Harriman & Co. under the Investment Advisory Agreement, Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.15% of the Fund's average daily net assets. Brown Brothers Harriman & Co. also receives an annual administration fee from the Fund equal to 0.10% of the Fund's average daily net assets and an annual shareholder servicing/eligible institution fee from the Fund equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period by customers for whom Brown Brothers Harriman & Co. is the holder or agent of record.

     The investment advisory services of Brown Brothers Harriman & Co. to the Fund are not exclusive under the terms of the Investment Advisory Agreement. Brown Brothers Harriman & Co. is free to and does render investment advisory services to others, including other registered investment companies.

     Pursuant to a license agreement between the Trust and Brown Brothers Harriman & Co. dated August 24, 1989, as amended as of December 15, 1993, the Trust may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co. The agreement may be terminated by Brown Brothers Harriman & Co. at any time upon written notice to the Trust upon the expiration or earlier termination of any investment advisory agreement between the Trust or any investment company in which a series of the Trust invests all of its assets and Brown Brothers Harriman & Co. Termination of the agreement would require the Trust to change its name and the name of the Fund to eliminate all reference to "59 Wall Street".

     Pursuant to license agreements between Brown Brothers Harriman & Co. and each of 59 Wall Street Administrators and 59 Wall Street Distributors (each a "Licensee"), dated June 22, 1993 and June 8, 1990, respectively, each Licensee may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co., only if Brown Brothers Harriman & Co. does not terminate the respective license agreement, which would require the Licensee to change its name to eliminate all reference to "59 Wall Street".

                                  Administrator

     Brown Brothers Harriman & Co. acts as Administrator of the Trust. (See "Administrator" in the Statement of Additional Information.)

     In its capacity as Administrator, Brown Brothers Harriman & Co. administers all aspects of the Trust's operations subject to the supervision of the Trust's Trustees except as set forth below under "Distributor". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman & Co. (i) provides the Trust with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Trust; (ii) oversees the performance of administrative and professional services to the Trust by others, including the Fund's Custodian, Transfer and Dividend Disbursing Agent; (iii) provides the Trust with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Trust's registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and the preparation of tax returns for the Trust and for the Fund and reports to the Fund's shareholders and the Securities and Exchange Commission.

     For the services rendered to the Trust and related expenses borne by Brown Brothers Harriman & Co., as Administrator, Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.10% of the Fund's average daily net assets.

     Pursuant to a Subadministrative Services Agreement with Brown Brothers Harriman & Co., 59 Wall Street Administrators performs such subadministrative duties for the Trust as are from time to time agreed upon by the parties. The offices of 59 Wall Street Administrators are located at 21 Milk Street, Boston, Massachusetts 02109. 59 Wall Street Administrators is a wholly-owned subsidiary of Signature Financial Group, Inc. ("SFG"). SFG is not affiliated with Brown Brothers Harriman & Co. 59 Wall Street Administrators' subadministrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Trust, participation in the preparation of documents required for compliance by the Trust with applicable laws and regulations, preparation of certain documents in connection with meetings of Trustees and shareholders of the Trust, and other functions that would otherwise be performed by the Administrator as set forth above. For performing such subadministrative services, 59 Wall Street Administrators receives such compensation as is from time to time agreed upon, but not in excess of the amount paid to the Administrator from the Fund.

                           Shareholder Servicing Agent

     The Trust has entered into a shareholder servicing agreement with Brown Brothers Harriman & Co. pursuant to which Brown Brothers Harriman & Co., as agent for the Fund, among other things: answers inquiries from shareholders of and prospective investors in the Fund regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected and certain other matters pertaining to the Fund; assists shareholders of and prospective investors in the Fund in designating and changing dividend options, account designations and addresses; and provides such other related services as the Trust or a shareholder of or prospective investor in the Fund may reasonably request. For these services, Brown Brothers Harriman & Co. receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by shareholders who did not hold their shares with an Eligible Institution.

                            Financial Intermediaries

     From time to time, the Fund's Shareholder Servicing Agent enters into contracts with banks, brokers and other financial intermediaries ("Financial Intermediaries") pursuant to which a customer of the Financial Intermediary may place purchase orders for Fund shares through that Financial Intermediary which holds such shares in its name on behalf of that customer. Pursuant to such contract, each Financial Intermediary as agent with respect to shareholders of and prospective investors in the Fund who are customers of that Financial Intermediary, among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Trust; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Trust to its customers; and receives, tabulates and transmits to the Trust proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, the Financial Intermediary receives such fees from the Shareholder Servicing Agent as may be agreed upon from time to time between the

Shareholder Servicing Agent and such Financial Intermediary.

                              Eligible Institutions

     The Trust enters into eligible institution agreements with banks, brokers and other financial institutions pursuant to which that financial institution as agent for the Trust with respect to shareholders of and prospective investors in the Fund who are customers of that financial institution among other things: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customers' shares in its name or its nominee name on the shareholder records of the Trust; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer's account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of Fund shares in a customer's account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Trust to its customers; and receives, tabulates and transmits to the Trust proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, each financial institution receives from the Fund an annual fee, computed daily and payable monthly, equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment was being made by customers for whom the financial institution was the holder or agent of record.

                                   Distributor

     59 Wall Street Distributors acts as exclusive Distributor of shares of the Fund. Its office is located at 21 Milk Street, Boston, Massachusetts 02109. 59 Wall Street Distributors is a wholly-owned subsidiary of SFG. SFG and its affiliates currently provide administration and distribution services for other registered investment companies. The Trust pays for the preparation, printing and filing of copies of the Trust's registration statement and the Fund's prospectus as required under federal and state securities laws. (See "Distributor" in the Statement of Additional Information.)

     59 Wall Street Distributors holds itself available to receive purchase orders for Fund shares.

                             Custodian, Transfer and
                            Dividend Disbursing Agent

     State Street Bank and Trust Company ("State Street" or the "Custodian"), 225 Franklin Street, P.O. Box 351, Boston, Massachusetts 02110, is the Fund's Custodian, Transfer and Dividend Disbursing Agent. As Custodian, it is
responsible for maintaining books and records of the Fund's portfolio transactions and holding the Fund's portfolio securities and cash pursuant to a custodian agreement with the Trust. Cash is held for the Fund in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator, the Custodian maintains the Fund's accounting and portfolio transaction records and for each day computes the Fund's net asset value, net investment income and dividend payable. As Transfer and Dividend Disbursing Agent it is responsible for maintaining the books and records detailing ownership of the Fund's shares.

                              Independent Auditors

     Deloitte & Touche LLP are the independent auditors for the Fund.

NET ASSET VALUE
================================================================================

     The Fund's net asset value per share is determined once daily at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading and New York banks are open for business. The determination of the Fund's net asset value per share is made by subtracting from the value of the total assets of the Fund the amount of its liabilities and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. It is anticipated that the net asset value per share of the Fund will remain constant at $1.00. No assurance can be given that this goal can be achieved.

     The Fund's assets are valued by using the amortized cost method of valuation. This method involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The market value of the Fund's portfolio securities fluctuates on the basis of the creditworthiness of the issuers of such securities and on the levels of interest rates generally. While the amortized cost method provides certainty in valuation, it may result in periods when the value so determined is higher or lower than the price the Fund would receive if the security were sold. (See "Net Asset Value" in the Statement of Additional Information.)

DIVIDENDS AND DISTRIBUTIONS
================================================================================

     All the Fund's net income and short-term capital gains and losses, if any, are declared as a dividend daily and paid monthly.

     Net income of the Fund consists of (i) accrued interest, accretion of discount and amortization of premium, (ii) plus net short-term capital gains or losses realized on sales of portfolio securities of the Fund, and (iii) less the accrued expenses of the Fund applicable to that dividend period. (See "Net Asset Value".)

     Determination of the Fund's net income is made immediately prior to the determination of the net asset value per share at 4:00 P.M., New York time on each day the New York Stock Exchange is open for regular trading and New York banks are open for business. Net income for days other than such business days is determined as of 4:00 P.M., New York time on the immediately preceding business day. Dividends declared are payable to shareholders of record on the date of determination. Shares purchased through submission of a purchase order, prior to 4:00 P.M., New York time on such business day begin earning dividends on the following business day. Shares redeemed qualify for a dividend on the business day that the redemption is executed. (See "Redemption of Shares".)

     Unless a shareholder whose shares are held directly in the shareholder's name on the books of the Trust elects to have dividends paid in cash, dividends are automatically reinvested in additional Fund shares without reference to the minimum subsequent purchase requirement. Such shareholder who elects to have dividends paid in cash receives a check in the amount of such dividends. In the event a shareholder redeems all shares held at any time during the month, all accrued but unpaid dividends are included in the proceeds of the redemption and future purchases of shares by such shareholder will be subject to the minimum initial purchase requirements. The Trust reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

     Each Eligible Institution and each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends in additional Fund shares.

TAXES
================================================================================

     Each year, the Trust intends to qualify the Fund and elect that the Fund be treated as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund is not subject to federal income taxes on its net income and realized net capital gains that are distributed to its shareholders. A 4% non-deductible excise tax is imposed on the Fund to the extent that certain distribution requirements for the Fund for each calendar year are not met. The Trust intends to meet such requirements.

     In accordance with the investment objective of the Fund, it is expected that the Fund's net income is attributable to interest from municipal bonds and, as a result, dividends to shareholders are designated by the Trust as "exempt interest dividends" under Section 852(b)(5) of the Code, which may be treated as items of interest excludible from a shareholder's gross income. Although it is not intended, it is possible that the Fund may realize short-term capital gains or losses from securities transactions as well as taxable interest income depending on market conditions.

     In accordance with Section 852(b)(5) of the Code, in order for the Fund to be entitled to pay exempt interest dividends to shareholders, at the close of each quarter of its taxable year, at least 50% of the value of its total assets must consist of obligations whose interest is exempt from federal income tax.

     The non-exempt portion of dividends is taxable to shareholders of the Fund as ordinary income, whether such dividends are paid in cash or reinvested in additional shares. These dividends are not eligible for the dividends-received deduction allowed to corporate shareholders.

     The Code provides that interest on indebtedness incurred, or continued, to purchase or carry shares of the Fund is not deductible. Further, entities or persons who may be "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds should consult with their own tax advisors before purchasing shares of the Fund.

     Under U.S. Treasury regulations, the Trust and each Eligible Institution are required to withhold and remit to the U.S. Treasury a portion (31%) of dividends and capital gains distributions on the accounts of those shareholders who fail to provide a correct taxpayer identification number (Social Security Number for individuals) or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to such withholdings. Prospective investors should submit an IRS Form W-9 to avoid such withholding.

                              State and Local Taxes

     The exemption for federal income tax purposes of dividends derived from interest on municipal bonds does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they may reside but may be subject to tax on income derived from obligations of other jurisdictions. Shareholders are advised to consult with their own tax advisors about the status of distributions from the Fund in their own states and localities.

                                Foreign Investors

     The Fund is designed for investors who are either citizens of the United States or aliens subject to United States income tax. Prospective investors who are not citizens of the United States and who are not aliens subject to United States income tax are subject to United States withholding tax on the entire amount of all dividends. Therefore, such investors should not invest in the Fund since alternative investments are available which would not be subject to United States withholding tax.

                                Other Information

     Annual notification as to the tax status of capital gains distributions, if any, is provided to shareholders shortly after June 30, the end of the Fund's fiscal year. Additional tax information is mailed to shareholders in January.

     This tax discussion is based on the tax laws and regulations in effect on the date of this Prospectus, however such laws and regulations are subject to change. Shareholders and prospective investors are urged to consult their tax advisors regarding specific questions relevant to their particular circumstances.

DESCRIPTION OF SHARES
================================================================================

     The Trust is an open-end management investment company organized on June 7, 1983, as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. Its offices are located at 21 Milk Street, Boston, Massachusetts 02109; its telephone number is (617) 423-0800.

     Pursuant to the Trust's Declaration of Trust, the Trustees have authorized the issuance of an unlimited number of full and fractional shares of each series of the Trust, one of which is the Fund. The Trustees may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Trust and may authorize the creation of additional series of shares, the proceeds of which would be invested in separate, independently managed portfolios. Currently there are three series in addition to the Fund.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and to appoint their own successors; provided that at least two-thirds of the Trustees have been elected by the shareholders.

     Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

     Shareholders of the Fund are entitled to a full vote for each full share held and to a fractional vote for fractional shares. The voting rights of shareholders are not cumulative. Shares have no preemptive or conversion rights. The rights of redemption are described elsewhere herein. Shares when issued are fully paid and nonassessable, except as set forth below. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or as may be permitted by the Declaration of Trust or By-Laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders.

     The By-Laws of the Trust provide that the presence in person or by proxy of the holders of record of one half of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of Fund shareholders, except as otherwise required by applicable law. The By-Laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

     The Declaration of Trust provides that, at any meeting of shareholders of the Fund, each Eligible Institution may vote any shares as to which that Eligible Institution is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that Eligible Institution is the agent of record. Any shares so voted by an Eligible Institution are deemed represented at the meeting for purposes of quorum requirements.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust". Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss because of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

ADDITIONAL INFORMATION
================================================================================

     As used in this Prospectus, the term "majority of the Fund's outstanding voting securities" (as defined in the 1940 Act) currently means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less.

     Fund  shareholders   receive  semi-annual   reports  containing   unaudited
financial statements and annual reports containing financial statements audited by independent auditors.

     The Fund's "yield", "effective yield" and "tax equivalent yield" may be used from time to time in shareholder reports or other communications to shareholders or prospective investors. Such yield figures are based on historical earnings and are not intended to indicate future performance. Performance information may include the Fund's investment results and/or comparisons of its investment results to various unmanaged indexes (such as the 1-month LIBOR) and to investments for which reliable performance data is available. Performance information may also include comparisons to averages, performance rankings or other information prepared by recognized mutual fund statistical services. To the extent that unmanaged indexes are so included, the same indexes will be used on a consistent basis. The Fund's investment results as used in such communications are calculated in the manner set forth below.

     The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated). This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" is slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax equivalent yield" is the yield a fully taxable investment would have to return to an investor subject to the highest marginal federal tax rate to provide a comparable return.

     This Prospectus omits certain of the information contained in the Statement of Additional Information and the Registration Statement filed with the Securities and Exchange Commission. The Statement of Additional Information may be obtained from 59 Wall Street Distributors without charge and the Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the Rules and Regulations of the Commission.

APPENDIX A

================================================================================
     This Appendix is intended to provide descriptions of the securities the Fund may purchase, the interest on which is exempt from federal income tax other than the alternative minimum tax. However, other such securities not mentioned below may be purchased for the Fund if they meet the quality and maturity guidelines set forth in the Fund's investment policies.
================================================================================

     Municipal Notes--debt obligations issued by states, local governments and regional authorities which provide interest income that is exempt from regular federal income taxes, other than the alternative minimum tax. They generally meet the shorter-term capital needs of their issuers and have maturities of 397 days or less. These securities include:

          o Tax and Revenue Anticipation Notes--notes issued in expectation of future taxes or revenues.

          o Bond Anticipation Notes--notes issued in anticipation of the sale of long-term bonds.

     Municipal Commercial Paper--obligations issued to meet short-term working capital or operating needs.

     Variable and Floating Rate Instruments--securities whose interest rates are reset daily, weekly or at another periodic date so that the security remains close to par, minimizing changes in its market value. These securities often have a demand feature which entitles the investor to repayment of principal plus accrued interest on short notice. In calculating the maturity of a variable rate or floating rate instrument for the Fund, the date of the next interest rate reset is used.

     Municipal Bonds--debt obligations issued by states, local governments and regional authorities which provide interest income that is exempt from regular federal income tax, other than the alternative minimum tax. They generally meet the longer-term capital needs of their issuers and have maturities of one year or more. The Fund may purchase Municipal Bonds with a remaining maturity of 397 days or less. These securities include:

     o General Obligation Bonds--bonds backed by the municipality's pledge of full faith, credit and taxing power.

     o Revenue Bonds--bonds backed by the revenue of a specific project, facility or tax. These include municipal water, sewer and power utilities; transportation projects; education or housing facilities; industrial development and resource recovery bonds.

     o Refunded Bonds--general obligation or revenue bonds that have been fully secured or collateralized by an "escrow fund" consisting of U.S. Government obligations that can adequately meet interest and principal payments.

     o Participation Certificates--the variable rate demand instruments that the Fund may invest in include Participation Certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt municipal obligations (expected to be concentrated in Revenue Bonds) owned by such institutions or affiliated organizations. A Participation Certificate gives the Fund an undivided interest in the municipal obligation in the proportion that the Fund's participation interest bears to the total principal amount of the municipal obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's eligibility criteria, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank that issued the Participation Certification, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certification of participation or a bank serving as agent of the issuer with respect to the possible repurchase of the issue) or insurance policy of an insurance company that the Board of Trustees of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the
          Participation Certificate back to the institution and, where applicable, draw on the letter of credit, Guarantee or insurance after no more than 30 days' notice either at any time or at specified intervals no exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The Fund intends to exercise the demand only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares, or (3) to maintain a high quality investment portfolio. The institutions issuing the Participation Certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime.

     o Lease Obligation Bonds--bonds backed by lease obligations of a state or local authority for the use of land, equipment and facilities. These securities are not backed by the full faith and credit of the municipality and may be riskier than general obligation bonds or revenue bonds. Leases and installment purchase or conditional sale contracts have been developed to allow for government issuers to acquire property without meeting the statutory and constitutional requirements generally required for the issuance of debt.

     o Asset-Backed Bonds--bonds secured by interests in pools of municipal purchase contracts, financing leases and sales agreements. These obligations are collateralized by the assets purchased or leased by the municipality.

     o    Zero  Coupon  Bonds--securities  issued at a discount  from their face value that pay all interest and principal upon maturity. The difference between the purchase price and par is a specific compounded interest rate for the investor. In calculating the daily income of the Fund, a portion of the difference between a zero coupon bond's purchase price and its face value is taken into account as income.

     When-Issued and Delayed Delivery Securities--municipal securities may be purchased for the Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no interest accrues to the Fund until delivery and payment take place. At the time the commitment to purchase securities for the Fund on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Fund's net asset value. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. Commitments for such when-issued securities are made only when there is an intention of actually acquiring the securities. To facilitate such acquisitions, a segregated account with the Custodian is maintained for the Fund with liquid assets in an amount at least equal to such commitments. Such segregated account consists of liquid assets marked to the market daily, with additional liquid assets added when necessary to insure that at all times the value of such account is equal to the commitments. On delivery dates for such transactions, such obligations are met from maturities or sales of the securities held in the segregated account and/or from cash flow. If the right to acquire a when-issued security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued commitments for the Fund may not be entered into if such commitments exceed in the aggregate 15% of the market value of the Fund's total assets, less liabilities other than the obligations created by when-issued commitments.

     Other Federal Tax-Exempt Obligations--Any other Federal tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the Fund would be consistent with the Fund's "Investment Objectives, Policies and Risks" and permissable under Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act").

     Stand-by Commitments--When the Fund purchases Municipal Obligations it may also acquire stand-by commitments from banks and other financial institutions which respect to such Municipal Obligations. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.

The 59 Wall Street Trust

Investment Adviser and
  Administrator
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York  10005

Distributor
59 Wall Street Distributors, Inc.
21 Milk Street
Boston, Massachusetts  02109

Shareholder Servicing Agent
Brown Brothers Harriman & Co.
59 Wall Street
New York, New York  10005
(800) 625-5759

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and the Statement of Additional Information, in connection with the offer contained in this Prospectus, and if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or the Distributor. This Prospectus does not constitute an offer by the Trust or by the Distributor to sell or the solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Trust or the Distributor to make such offer in such jurisdiction.

                                  59 WALL ST.
                              Tax Exempt Money Fund

                                   PROSPECTUS
                                February 16, 1999